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                                                                   EXHIBIT 10.14

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. THIS NOTE IS BEING OFFERED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAW AND CANNOT BE RESOLD UNLESS IT IS SUBSEQUENTLY REGISTERED UNDER SUCH LAWS OR UNLESS EXEMPTIONS FROM REGISTRATION ARE AVAILABLE. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER GOVERNMENTAL AGENCY HAS PASSED ON, RECOMMENDED, OR ENDORSED THE MERITS OF THIS NOTE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                                PROMISSORY NOTE
                                ---------------

$1,600,000.00                                                     June 26, 1998

  FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, netValue, inc., a Delaware corporation having its principal executive office at 1960 Bronson Road, Building Two, Fairfield Connecticut, 06430 (hereinafter referred to, and obligated as, "Borrower"), promises to pay to the order of American Maple Leaf Financial Corporation, a Delaware corporation having an address at Two Penn Center Plaza, Suite 605, Philadelphia, PA 19102, acting as agent for itself and a group of accredited investors (collectively, "Lender"), the principal sum equal to Sixty-Three Thousand Dollars ($63,000) plus all additional amounts which Lender hereafter advances to Borrower, up to a maximum amount of One Million Six Hundred Thousand Dollars ($1,600,000), together with interest as set forth below, until the date on which the principal amount is paid in full, payable in lawful money of the United States of America in accordance with the terms of this Promissory Note (the "Note").

  1. Maturity Date. The Note shall have a maturity date (the "Maturity Date")
     -------------
which is thirty (30) days after the date on which Lender delivers written notice to Borrower demanding payment of all principal and accrued interest due under the Note.

  2. Interest.
     --------

     (a) During the period beginning on the date hereof and ending on the Maturity Date, interest shall accrue daily on the outstanding principal amount hereunder at a simple rate of eight percent (8%) per annum.

     (b) Interest shall be calculated hereunder for the actual number of days that the principal is outstanding, based on a three hundred sixty (360) day year. Interest shall continue to accrue on the principal balance hereof at the then-applicable simple rate of interest specified in this Note, notwithstanding any demand for payment, acceleration and/or the entry of any judgment against Borrower, until all principal owing hereunder is paid in full.

  3. Payment. No principal or accrued interest payments shall be due on the Note
     -------
until the Maturity Date. All payments of principal and interest shall be made by cash or check to Lender at the address designated in writing by Lender.
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  4.      Ranking.
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     (a)  The Note will be subordinated to (i) the assignments and security interests granted by that certain Security Agreement and that certain Collateral Assignment of Patents and Trademarks, each dated as of March 11, 1998 between Borrower and IQ Value, LLC; (ii) the assignments and security interests granted by that certain Loan and Security Agreement and that certain Collateral Assignment of Patents and Trademarks, each dated as of June 17, 1997 between Borrower and Golden Eagle Partners; and (iii) all future indebtedness of the Borrower ranking by its terms senior to the Note; and

     (b) The Note will rank pari passu with the promissory notes issued in 1997 pursuant to the Private Placement Memoranda dated August 28, 1997 and November 7, 1997, respectively, and all amendments thereto.

  5.      Security. The Note will be an unsecured obligation of Borrower.
          --------

  6. Lender's Rights Upon Default.
     ----------------------------

  Each of the following events shall constitute an "Event of Default" and, upon the occurrence thereof, Lender shall have the option, without the necessity of giving any prior written notice to Borrower, (1) to accelerate the maturity of this Note and all amounts payable hereunder and demand immediate payment thereof and (2) to exercise all of Lender's rights and remedies under this Note or otherwise available at law or in equity:

     (a) Borrower shall fail to pay the principal amount of the Note or accrued interest thereon on the Maturity Date;

     (b) Borrower shall admit an inability to pay its debts as they mature, or shall make a general assignment for the benefit of any of its or their creditors;

     (c) Proceedings in bankruptcy, or for reorganization of Borrower for the readjustment of any of its or their debts, under the United States Bankruptcy Code, as amended, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, shall be commenced by Borrower or shall be commenced against Borrower and shall not be dismissed within sixty (60) days of their commencement;

     (d) A receiver or trustee shall be appointed for Borrower or for any substantial part of its assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of Borrower, and if such appointment or proceedings are involuntary, such receiver or trustee shall not be discharged within sixty (60) days of appointment, or such proceedings shall not be discharged within sixty (60) days of their commencement, or Borrower shall discontinue its business(es) or materially change the nature of its business(es);

     (e) Borrower shall suffer any final judgment for the payment of money in excess of Five Hundred Thousand Dollars ($500,000) and the same shall not be discharged or stayed within a period of thirty (30) days from the date of entry thereof.

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  7. Application of Funds. All sums realized by Lender on account of this Note,
     --------------------
from whatever source received, shall be applied first to any fees, costs and expenses (including attorneys' fees) incurred by Lender, second to accrued and unpaid interest, and then to principal.

  8. Attorneys' Fees and Costs. In the event that Lender engages an attorney to
     -------------------------
represent it in connection with (a) any default by Borrower under this Note, (b) the enforcement of any of Lender's rights and remedies hereunder, (c) any bankruptcy or other insolvency proceedings commenced by or against Borrower and/or (d) any actual litigation arising out of or related to any of the foregoing, then Borrower shall be liable to and shall reimburse Lender on demand for all reasonable attorneys' fees, costs and expenses incurred by Lender in connection with any of the foregoing provided a final and unappealable judgment in favor of Lender has been issued in connection therewith.

  9. Governing Law. This Note is made and delivered in the State of Delaware and
     -------------
shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware without regard to conflicts of laws principles. Borrower agrees to the exclusive jurisdiction of the federal and state courts located in the State of Delaware in connection with any matter arising hereunder, including the collection and enforcement of this Note.

  10.     Miscellaneous.
          -------------

     (a) Borrower hereby waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand. To the extent permitted by law, Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note.

     (b) The rights and privileges of Lender under this Note shall inure to the benefit of its successors and assigns. All representations, warranties and agreements of Borrower made in connection with this Note shall bind Borrower's successors and assigns.

     (c) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

     (d) The waiver of any Event of Default or the failure of Lender to exercise any right or remedy to which it may be entitled shall not be deemed to be a waiver of any subsequent Event of Default or of Lender's or Lender's right to exercise that or any other right or remedy to which Lender is entitled.

     (e) The rights and remedies of Lender under this Note shall be in addition to any other rights and remedies available to Lender at law or in equity, all of which may be exercised singly or concurrently.

     (f) Lender shall have the right, without the prior consent of Borrower, to assign all of Lender's rights and obligations hereunder.

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  IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note the day and year first above written and has hereunto set hand and seal.


                                    NETVALUE, INC.



                             By:    /s/ R. Scott Wills
                                    ------------------
                                    R. Scott Wills
                                    President and Chief Executive Officer

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